EXHIBIT 99.1

INFORMATION
.

For Immediate Release
March 24, 2016
Contact: 513.271.3700
John A. Kraeutler, Chief Executive Officer

MERIDIAN BIOSCIENCE ACQUIRES MAGELLAN DIAGNOSTICS, INC.

CINCINNATI, March 24, 2016 (GLOBE NEWSWIRE)—Meridian Bioscience, Inc., Cincinnati, Ohio (NASDAQ: VIVO) announced today that it has completed the acquisition of Magellan Biosciences, Inc. and its wholly owned subsidiary Magellan Diagnostics, Inc. Headquartered in Billerica, Massachusetts (near Boston), Magellan pioneered the engineering, development and manufacturing of FDA-cleared products for the testing of blood to diagnose lead poisoning in children and adults.

Today, Magellan is the leading provider of point-of-care lead testing systems with placements in more than 6,500 physician offices and clinics nationwide.  Its position in pediatric offices is particularly strong.  LeadCare® II, the only CLIA-waived lead testing system, enables physician practices to enhance the quality of care, improve patient compliance and convenience, and reduce costs.  Magellan's LeadCare Ultra® and Plus® systems are designed for use in hospitals and reference labs.

Magellan has a robust product development pipeline and plans to introduce a third generation platform that will include a menu of additional high value CLIA-waived pediatric tests including, but not limited to, lead testing.  Magellan's talented team of executives and employees led by Amy Winslow, President and Chief Executive Officer of Magellan, will continue to manage the business, which will remain in its current location and facility.

From a strategic perspective, the acquisition of Magellan provides (i) an important point-of-care capability, (ii) ready-made access and expansion of certain of Meridian's products into the pediatric market, (iii) expansion of Magellan's products into international markets where Meridian has a presence, (iv) opportunities within Meridian's hospital market as hospitals acquire physician office practices, and (v) a new growth driver as the importance of lead testing and remediation in the United States and global community becomes better understood.

Magellan was acquired from an investor group including Ampersand Capital Partners as the majority owner, along with Abingworth, Tekla Capital Management and Boston Community Venture Fund.  Magellan sales for 2015 were $16 million and the business is growing and profitable. Meridian expects Magellan to be accretive to earnings per share during the second half of calendar 2017.  Meridian will finance the purchase price of $66 million using a combination of cash on hand and a $60 million five-year term loan.  Meridian remains conservatively capitalized and in a position to maintain its indicated annual cash dividend rate, fund expected growth requirements, and pursue additional acquisitions.

John A. Kraeutler, Chairman and Chief Executive Officer of Meridian, commented, "A key underpinning of our diagnostic growth strategies has been to address 'test and treat' opportunities by applying highly accurate and simple-to-use tests for rapid diagnoses, thereby enabling appropriate treatment.  Because elevated lead levels can cause serious developmental impairment, especially in young children, the need for broad testing and fast remediation of the contaminated environment is acute.  Magellan has maintained a clear focus on developing and marketing test systems that are well recognized for their accuracy and ease-of-use.  Further, the Magellan test systems are now in use by more than 10,000 pediatricians, primarily in the U.S.  We believe that there is excellent growth potential in Magellan Diagnostics on its own, both with the existing products and the pending new product pipeline.  Further, we believe that Meridian and Magellan can leverage their complementary but separate customer channels both in the U.S. and global markets.  From the beginning of this process, we have been impressed by the quality of the Magellan team.  We believe that the respective company cultures will align very well and, it is our intention to allow Magellan to remain largely autonomous while working closely on strategic opportunities that maximize the strengths of each.  We welcome each member of Magellan into the Meridian Bioscience family of companies!"

Amy M. Winslow, President and Chief Executive Officer of Magellan, commented, "By joining forces with Meridian Bioscience, Magellan Diagnostics will better achieve our mission of identifying and protecting the millions of people – primarily children – at risk from the devastating, lifelong effects of lead.  Our proprietary sensor-based platform has been refined over the course of a decade and offers unparalleled simplicity as well as the design flexibility to enable menu expansion. Meridian understands the potential of our platform and of our pediatric footprint; the synergies between Meridian and Magellan were clear from the outset, especially our mutual dedication to delivering unique tests that simplify the diagnostic process. Together, we will have a larger presence in both hospital laboratories and in physician offices, both in the U.S. and abroad, to bring our respective products to more patients who need them."

FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements.  Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as "estimates", "anticipates", "projects", "plans", "seeks", "may", "will", "expects", "intends", "believes", "should" and similar expressions or the negative versions thereof and which also may be identified by their context.  All statements that address operating performance or events or developments that Meridian expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted earnings and revenue, are forward-looking statements.  Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made.  Specifically, Meridian's forward-looking statements are, and will be, based on management's then-current views and assumptions regarding future events and operating performance.  Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.  These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following:

Meridian's continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian's competition, and its ability to effectively sell such products.  While Meridian has introduced a number of internally developed products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis.  Meridian relies on proprietary, patented and licensed technologies, and the Company's ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results.  Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution.  Recessionary pressures on the economy and the markets in which our customers operate, as well as adverse trends in buying patterns from customers, can change expected results.  Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products.  The international scope of Meridian's operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict.  One of Meridian's growth strategies is the acquisition of companies and product lines.  There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and the acquired businesses will be successfully integrated into Meridian's operations.  There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention and there may be additional risks with respect to Meridian's ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives.  Meridian cannot predict the possible impact of U.S. health care legislation enacted in 2010 – the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act – and any modification or repeal of any of the provisions thereof, and any similar initiatives in other countries on its results of operations.  Efforts to reduce the U.S. federal deficit, breaches of Meridian's information technology systems and natural disasters and other events could have a materially adverse effect on Meridian's results of operations and revenues.  In addition to the factors described in this paragraph, Part I, Item 1A Risk Factors of our Form 10-K contains a list and description of uncertainties, risks and other matters that may affect the Company.

Meridian is a fully integrated life science company that develops, manufactures, markets and distributes a broad range of innovative diagnostic test kits, purified reagents and related products and offers biopharmaceutical enabling technologies. Utilizing a variety of methods, these products and diagnostic tests provide accuracy, simplicity and speed in the early diagnosis and treatment of common medical conditions, such as gastrointestinal, viral and respiratory infections. Meridian's diagnostic products are used outside of the human body and require little or no special equipment. The Company's products are designed to enhance patient well-being while reducing the total outcome costs of health care. Meridian has strong market positions in the areas of gastrointestinal and upper respiratory infections, serology, parasitology and fungal disease diagnosis. In addition, Meridian is a supplier of rare reagents, specialty biologicals and related technologies used by biopharmaceutical companies engaged in research for new drugs and vaccines. The Company markets its products and technologies to hospitals, reference laboratories, research centers, diagnostics manufacturers and biotech companies in more than 70 countries around the world. The Company's shares are traded on the NASDAQ Global Select Market, symbol VIVO. Meridian's website address is www.meridianbioscience.com.